LIFE & ANNUITY TRUST
                   SUPPLEMENT DATED APRIL 23, 1999 TO THE
                          PROSPECTUS DATED MAY 1, 1998


This supplement contains important information for shareholders about matters recently approved by the Board of Trustees of Life & Annuity Trust (the "Trust"). These matters are listed below and described in greater detail later in this supplement.

o The reorganization of Life & Annuity Trust Funds into new funds of Wells Fargo Variable Trust, as part of the consolidation of the Stagecoach and Norwest Advantage fund families.

o        The appointment of a new transfer agent, BFDS, beginning July 17, 1999.

o        Changes to the Funds' Administration arrangements.

Approval of the Reorganization

On March 25, 1999, the Board of Trustees of Life & Annuity Trust (the "Trust") approved the reorganization of the Trust's Funds into new portfolios of Wells Fargo Variable Trust ("Variable Trust"). The reorganization is part of a plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. The variable annuity ("VA")and variable life insurance ("VLI") providers through which the Trust's Funds are sold, will present the reorganization to contractholders for their approval and will vote all shares in accordance with procedures described in the VA and VLI product prospectuses at a special meeting that is planned for August 1999.

If the reorganization is approved by contractholders, the following Funds will be reorganized into the following portfolios of Variable Trust:

          Life & Annuity Trust                                         Wells Fargo Variable Trust

          Strategic Growth Fund                                        Small Cap Fund
          U.S. Government Allocation Fund                              Corporate Bond Fund

Although the investment objective of the Small Cap Fund of Variable Trust is substantially similar to the investment objective of the Strategic Growth Fund, the principal investment strategies differ somewhat. The investment objective and principal investment strategies of the Corporate Bond Fund of Variable Trust differ from the objective and strategies of the U.S. Government Allocation Fund. In addition, these Variable Trust portfolios are expected to absorb other Norwest Select funds. All of the other Funds of the Trust will, if approved by contractholders, be reorganized into new portfolios of Variable Trust that have investment objectives and strategies that are substantially identical to the corresponding Funds. These substantially identical Variable Trust portfolios will not absorb other funds.

No contractholder action is necessary at this time. The Trust's proxy materials, which are expected to be mailed in June to all persons who are contractholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date, you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

Investors in the Strategic Growth Fund should be aware that an expense ratio increase of 0.10% is contemplated. U.S. Government Allocation Fund expense ratios are expected to decline.

For all of the Trust's Funds, the reorganization will not trigger any tax consequences for contractholders. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-680-8920.

Appointment of New Transfer Agent-BFDS

The Board of Trustees of the Trust approved Boston Financial Data Services, known as BFDS, to replace Wells Fargo Bank as the transfer agent for all of the Trust's Funds. The Norwest Advantage fund family also has approved BFDS as a sub-transfer agent for all of its funds. The Trust anticipates that BFDS will begin to act as transfer agent on July 17, 1999.

The section of your prospectus entitled "Transfer and Dividend Disbursing Agent" on page 8 should be updated to reflect BFDS as the transfer agent for all of the Trust's Funds.

Wells Fargo is Primary Administrator for each Fund

Currently, Wells Fargo and Stephens Inc. serve as Co-Administrators for each of the Trust's Funds for annual fees of 0.03% and 0.04%, respectively. On March 25, 1999, the Trust's Board of Trustees approved Wells Fargo to act as the sole Administrator at an annual contract rate of 0.15%. Wells Fargo has agreed to charge only 0.07% of this annual fee and waive the additional 0.08% of the contract rate until after the completion of the Reorganization in September 1999. As a result of the waiver, this change will not increase fees for your Fund at this time.

                   [MORRISON & FOERSTER LLP LETTERHEAD]


                             April 23, 1999

                                                     Writer's Direct Dial Number
                                                            (202) 463-1018
Via EDGAR

Securities and Exchange Commission
450 Fifth Street,  NW
Washington, DC  20549

              Re:    Life & Annuity Trust
                     Registration Nos. 33-70988; 811-8118

Ladies and Gentlemen:

         In connection with the registration of Life & Annuity Trust under the Investment Company Act of 1940, and the issuance of securities by it under the Securities Act of 1933, and pursuant to 17 C.F.R. 230.497(e), we are transmitting herewith for filing a supplement dated April 23, 1999 to the prospectus dated May 1, 1998 of the Trust's Funds.

         This supplement is being filed to inform shareholders of the recently approved reorganization of the Funds of the Trust into portfolios of Wells Fargo Variable Trust, the appointment of a new transfer agent, and changes to the Funds' Administration arrangements.

         If you have any questions, please contact the undersigned at the number indicated above.

                                                     Very truly yours,

                                                     /s/ Eileen M. Smiley

                                                     Eileen M. Smiley